SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 2, 2005

Growth Opportunities Portfolio. On September 8, 2005, the Board of Trustees approved Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen") as the subadviser to the Growth Opportunities Portfolio, effective November 1, 2005.

Under the section titled "TRUST HIGHLIGHTS," under the heading "Q & A," the following paragraphs under the question "What are the principal risks of investing in the Portfolios?" are deleted and replaced in their entirety with the following:

Risks of Investing in Emerging Market Countries

The risks associated wit investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions that developed countries. As a result, these markets are generally more volatile than the markets of developed countries. The Worldwide High Income, International Diversified Equities, Emerging Markets and Foreign Value Portfolios invest significantly in emerging market countries. In addition, the Global Bond, International Growth and Income, Goldman Sachs Research, MFS Massachusetts Investors Trust, MFS Mid-Cap Growth, Technology, Growth Opportunities and Global Equities Portfolios may also invest in emerging market countries.

Risks of Investing in Real Estate Securities

The Real Estate Portfolio invests primarily in the real estate industry. In addition, the Goldman Sachs Research and Telecom Utility Portfolios invest significantly in real estate securities and the Growth Opportunities Portfolio may also invest in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolios' investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

Under the section titled "MORE INFORMAITON ABOUT THE PORTFOLIOS," under the heading "Investment Strategies" the disclosure regarding Growth Opportunities Portfolio is deleted in its entirety and replaced with the following:
Growth Opportunities Portfolio
What are the Portfolio's principal investments?	- Equity securities - small-cap stocks
What other types of investments or strategies may the Portfolio use to a significant extent?	- Equity securities - common stocks - preferred stocks - convertible securities - rights and warrants - Foreign securities - emerging markets (up to 25%)
What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?

-  Short-term investments
-  Defensive instruments
-  Special circumstances
-  IPOs
-  Illiquid securities (up to 15%)
-  Derivatives
   - put and call options (U.S. and non-U.S. exchanges)
   - options and futures
   - forward commitments
   - swaps
-  Currency transactions
-  REITs (up to 10%)

What additional risks normally affect the Portfolio?

-  Active trading
-  Derivatives
-  Growth stocks
-  Hedging
-  Market volatility
-  Securities selection
-  Small and medium sized companies
-  Technology sector
-  Sector risk
-  IPO investing
-  Illiquidity
-  Foreign exposure
-  Currency volatility
-  Real Estate Industry

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Growth Opportunities Portfolio is deleted in its entirety and replaced with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager (s) (and/or Management Team(s))	Experience
Growth Opportunities Portfolio	Van Kampen	- Mathew Hart Vice President and Portfolio Manager

Mr. Hart is the lead manager of the Portfolio. Mr. Hart is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000.

		- Gary M. Lewis Managing Director and Portfolio Manager	Mr. Lewis is a member of the investment team. Mr. Lewis has worked for the firm since 1986 and joined the investment team in 1989.
		- Janet Luby Executive Director and Portfolio Manager	Ms. Luby is a member of the investment team. Ms. Luby has worked for the firm since 1995 and joined the investment team in 1995.
		- David Walker Executive Director and Portfolio Manager	Mr. Walker is a member of the investment team. Mr. Walker has worked for the firm since 1990 and joined the investment team in 1996.
		- Dudley Brickhouse Executive Director and Portfolio Manager	Mr. Brickhouse is a member of the investment team. Mr. Brickhouse has worked for the firm since 1997 and joined the investment team in 1997.
		- Scott Miller Vice President and Portfolio Manager	Mr. Miller is a member of the investment team. Mr. Miller has worked for the firm since 2001 and joined the investment team in 2001.

Date: October 27, 2005

Class 1 (Version B); Combined Version 1; and Combined Master